Phoenix Life Sciences International Limited - 8-K

Exhibit 99.1

PHOENIX LIFE SCIENCES INTERNATIONAL LIMITED

AUDIT COMMITTEE CHARTER

A. Purpose.  The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Phoenix Sciences International Limited, a Nevada corporation (the “Company”), is to assist the Board in its oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Company’s independent registered public accounting firm (the “Independent Accounting Firm”), and (iv) performance of the Company’s internal auditing department (“Internal Audit”) and the Independent Accounting Firm.

Membership.  The Committee’s membership is determined by the Board and consists of at least two directors. At a future date, when the Company has independent directors, the members of the Committee shall meet the independence and experience requirements of the listing standards of NASDAQ and the requirements for audit committee service set forth in the Securities Exchange Act of 1934, as amended (the “Act”), and the rules and regulations of the Securities and Exchange Commission (“SEC”).  Unless otherwise waived by the Board, at least one member of the Committee shall be an “audit committee financial expert” as determined by the Board in compliance with criteria established by the SEC.  Committee members shall not serve on the audit committees of more than two other public companies unless the Board determines that such service does not impair the member’s ability to serve effectively on the Audit Committee.  Notwithstanding any of the forgoing, until the securities of the Company are listed on a national exchange, the Board may waive any of the foregoing requirements.

C. Roles and Responsibilities.  The Committee’s responsibility is one of oversight.  The management of the Company is responsible for the preparation of complete and accurate annual and quarterly consolidated financial statements (“financial statements”) in accordance with generally accepted accounting principles in the United States and for maintaining appropriate accounting and financial reporting principles and policies and internal controls designed to assure compliance with accounting standards and laws and regulations.  The Independent Accounting Firm is responsible for planning and conducting in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) an audit of the Company’s annual consolidated financial statements and a review of the Company’s quarterly financial statements.  The Committee shall have the authority to take any and all acts that it deems necessary to carry out its oversight function, including but not limited to:

1.  Financial Reporting and Disclosure

(a) Review and discuss the annual audited financial statements and quarterly financial statements with management and the Independent Accounting Firm, including the disclosures under the caption “Management Discussion and Analysis of Financial Condition and Results of Operations.”  The Committee shall make a recommendation to the Board as to whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K.

(b) Review the Company’s financial reporting processes, disclosure and internal controls and procedures, and the process for the CEO and CFO quarterly certifications required by the SEC with respect to financial statements and the Company’s disclosure and internal controls and procedures.  Such review shall include a consideration of major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and any reports by the CEO and CFO regarding major issues as to the adequacy of the Company’s disclosure and internal controls and procedures and any special audit steps adopted in light of identified deficiencies.

.

(c) Review and discuss with management (including the senior internal audit executive) and the Independent Accounting Firm the Company’s internal controls report and, when required, the Independent Accounting Firm’s attestation of the report prior to filing of the Company’s Form 10-K.

(d) Obtain and periodically review a report from the Independent Accounting Firm, describing (i) all critical accounting policies and practices to be used in the financial statements; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Accounting Firm; and (iii) other material written communications between the Independent Accounting Firm and management, such as any management letter or schedule of unadjusted differences. Review any reports on such topics or similar topics prepared by management, including any significant financial reporting issues and judgments made in connection with the preparation of the financial statements. Discuss with the Independent Accounting Firm any material issues raised in such reports.

(e) Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, provided that such discussions may be done generally (i.e., by discussing the types of information to be disclosed and the type of presentation to be made).  The management will review with the chair of the Committee (the “Chair”) earnings press releases prior to issuance.

(f) Discuss with management and the Independent Accounting Firm the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, if any, on the Company’s financial statements.

2. Internal Audit

(a) Review the charter, annual plan and scope of work of Internal Audit, including its responsibilities and staffing.

(b) Review, as appropriate, the results of internal audits and discuss related significant internal control matters with the Company’s internal auditor and Company management.

(c) Discuss the adequacy of the Company’s internal controls with Internal Audit.

(d) Review the appointment and periodically evaluate the performance of the senior internal auditing executive, who shall have direct access to the Committee.

3. Independent Accounting Firm

(a) Responsible for the appointment, retention, termination, compensation and oversight of the Independent Accounting Firm.  The Committee shall also be responsible for the resolution of disagreements between management and the Independent Accounting Firm.  The Independent Accounting Firm shall report directly to the Committee.

(b) Review the scope of the annual audit and services to be provided by the Independent Accounting Firm during the year.  Pre-approve all auditing services, internal control-related services and permitted non-audit services to be provided to the Company by the Independent Accounting Firm, subject to any exceptions provided by the Act.  The Chair may pre-approve any such services according to the procedures approved by the Committee, provided that any approval by the Chair must be presented to the Committee at its next meeting.

(c) Obtain and review, at least annually, a report from the Independent Accounting Firm describing: (i) the Independent Accounting Firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Accounting Firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Independent Accounting Firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Independent Accounting Firm and the Company, and the written independence disclosures required by applicable requirements of the PCAOB.  Discuss with the Independent Accounting Firm any issues or relationships disclosed in such report that, in the judgment of the Committee, may have an impact on the competence or independence of the Independent Accounting Firm.

(d) Discuss with the Independent Accounting Firm the matters required to be discussed pursuant to the Statement on Auditing Standards No. 114 (formerly Statement on Auditing Standards No. 61), Communication with Audit Committees, as currently in effect, including any audit problems or difficulties encountered in performing the audit and management’s response, and disagreements with management.

(e) Obtain assurance from the Independent Accounting Firm that the audit was conducted in a manner consistent with Section 10A(b) of the Act.

(f) Review and periodically evaluate the performance of the lead audit partner of the Independent Accounting Firm and assure the regular rotation of the lead audit partner and the audit partner responsible for reviewing the audit as required by law.

(g) Establish policies for the Company’s hiring of employees or former employees of the Independent Accounting Firm who participated in any capacity in the audit of the Company.

4. Risk Management and Compliance

(a) Discuss policies and procedures with respect to risk assessment and risk management, the Company’s major risk exposures and the steps management has taken to monitor and mitigate such exposures.

(b) Review the effectiveness of the system for monitoring compliance with laws, regulations and the Company’s business conduct policies and the results of management’s investigation and follow-up on any fraudulent acts or accounting irregularities.

(c) Periodically obtain reports from management on compliance, and at least annually, on the implementation and effectiveness of the Company’s compliance and ethics program.

(d) Review with the Company’s legal counsel legal matters that may have a material impact on the consolidated financial statements and any material reports or inquiries received from regulators or governmental agencies regarding compliance.

(e) Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.  Review periodically with management and Internal Audit these procedures and any significant complaints received.

5. Meetings, Reports, Charter Review, Performance Evaluation and Outside Advisors

(a) The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities, but in any case, not less than four times a year.  Meetings shall be called by the Chair or by a majority of the members of the Committee.  Notice of each meeting shall be furnished to each member by the Chair (which task may be delegated by the Chair to the secretary of the Committee, if any) not less than one business day prior to the scheduled meeting, provided that attendance at the meeting shall constitute waiver of notice unless otherwise designated by the member.  Notice may be given in the same manner as provided for meetings of the Board.  The Committee shall meet separately, periodically, with management, with internal auditors and with the Independent Accounting Firm.  Unless otherwise provided in the Company’s Bylaws, a majority of the members shall constitute a quorum and a majority of the members present shall decide any matter brought before the Committee.  The Chair may appoint a secretary to record and maintain minutes of any meeting of the Committee.

(b) Report regularly to the Board.

(c) Prepare the report of the Committee required to be included in the Company’s annual proxy statement, if applicable.

(d) Review the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

(e) Conduct an annual performance evaluation of the Committee.

(f) The Committee shall have the authority to retain such outside legal, accounting or other advisors, as the Committee may deem appropriate in its sole discretion.  The Committee shall have sole authority to approve related fees and retention terms.

6. Whistle Blower Protection Procedures

(a) The Committee shall adopt an appropriate “Whistle Blower Protection Process” applicable to all employees of the Company and its subsidiaries and affiliated companies and shall develop procedures to review and process complaints that are forwarded to the Committee.

(b) The policy adopted by the Committee shall confirm that the Company will not tolerate harassment, retaliation or any type of discrimination against any employee (“whistleblower”) who (i) makes a good faith complaint about suspected Company or employee violation of law or company policies, including, without limitation, a conflict of interest, a breach of applicable law, regulation or rules or what appears to be unethical, fraudulent or other illegal behavior on the part of a colleague; (ii) makes a good faith complaint regarding accounting, internal accounting controls or audit matters that may lead to incorrect, or misrepresentation in, financial accounting; (iii) provides information (or causes information to be provided) or assists in any investigation regarding violations of law; or (iv) files, testifies or participates in a proceeding related to alleged violations of law.

(c) The Committee shall adopt suitable safeguards for whistleblowers and reasonable reporting processes by whistleblowers.